DECEMBER 11, 2024
SUPPLEMENT TO THE FOLLOWING:
HARTFORD STOCK HLS FUND SUMMARY PROSPECTUS
DATED APRIL 29, 2024
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding the Hartford Stock HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Donald J. Kilbride announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2025, he will no longer serve as a portfolio manager for the Hartford Stock HLS Fund. Peter C. Fisher will remain as a portfolio manager for the Hartford Stock HLS Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the headings “Management” in the above referenced Summary Prospectus and “Hartford Stock HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Kilbride’s name in the portfolio manager table:
*
Donald J. Kilbride announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2025, he will no longer serve as a portfolio manager for the Fund. Mr. Kilbride’s portfolio management responsibilities will transition to Peter C. Fisher in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Stock HLS Fund” in the above referenced Statutory Prospectus, the following information is added for Donald J. Kilbride:
Effective December 31, 2025, Mr. Kilbride will no longer serve as a portfolio manager for the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7702
December 2024